SUPPLEMENT DATED MARCH 3, 2006

TO

PROSPECTUS DATED MAY 2, 2005

FOR

FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

FUTURITY SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE (U.S.) VARIABLE ACCOUNT I

Effective May 1, 2006, Goldman Sachs VIT Mid Cap Value Fund will not be available as an investment option to persons with contracts dated May 1, 2006 and thereafter. Policyholders with monies in the Fund as of April 30, 2006 may remain in the Fund but may not make additional premium payments to the Fund nor transfer monies from another investment option into the Fund. If premium payments or transfer instructions are received with a directive to allocate to the Fund, those payments will be allocated to the Sun Capital Money Market Fund.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.